First Quarter 2012
Filed by S&T Bancorp, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12 of
the Securities Exchange Act of 1934
Subject Company: S&T Bancorp, Inc
Commission File No.: 000-12508
Exhibit 99.1

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis, that S&T believes provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.3 Billion in Assets *(as of 03.31.12)*
- Institutional Ownership: 38%
- Insider Ownership: 4%
- $541.3 Million Market Cap. *(as of 4.30.12)*
- Stock Price: $18.72 *(as of 4.30.12)*
- Single-bank holding company with 57 offices and 5 insurance locations
- Stock symbol: STBA-NASDAQ Global Select
- Ranked by J.D. Power and Associates as being one of the top customer favorite banks in the Mid-Atlantic Region in 2011.

Pittsburgh Region
Clarion
Brockway
Brookville
DuBois
Reynoldsville
New Bethlehem
Punxsutawney
Butler
Ford City
Kittanning
Cranberry Twp
Indiana
Vandergrift
Homer City
Loretto
Ebensburg
Altoona
Saltsburg
Armagh
Gallitzin
Duncansville
Blairsville
Portage
Delmont
Summerhill
Derry
Irwin
White Oak
Latrobe
Southmont
McMurray
Greensburg
Richland
Youngwood
S&T Bank
Mainline
Gateway

5 S&T Bancorp Corporate Profile

Merger Overview
S&T Bancorp, Inc. Mainline Bancorp, Inc. Gateway Bank of PA
Total Assets $4,120.0 $235.8 $120.3
Gross Loans 3,132.6 133.7 101.5
Total Deposits 3,335.9 205.9 96.9
Total Equity 490.5 22.1 15.2
Book Value Per Share 17.44 56.72 8.84
Tangible Book Value Per
Share
11.36 56.43 8.84
Total Branches 49 8 2
Date as of 12/31/11
Dollars in millions, except per share data

Investor Highlights • Historically High Performing Bank • Experienced Management Team • Relationship Banking Model • Well-Positioned for Growth 7

2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
STBA
Peer Bank* Median
PA Banks
BHC $3-10 B
2007
2008
2009
2010
2011

8 * 2012 peer banks per 2012 proxy statement Common Return on Assets

S&T Bancorp, Inc

20%
15%
10%
5%
0%
-5%
STBA
Peer Bank * Median
PA Banks
BHC $3-10 B
2007
2008
2009
2010
2011

9 Common Return on Equity * 2012 peer banks per 2012 proxy statement

Summary
2011 2010 2009
Net Income Available to Common Shareholders
$39.7 $37.3 $2.0
Diluted Earnings per Common Share
$1.41 $1.34 $0.07
Common Return on Average Assets
0.97% 0.90% 0.05%
Common Return on Average Equity
6.78% 6.58% 0.37%
Dollars in millions, except per share data

Income Statement
Dollars in millions, except per share data
* Refer to appendix for reconciliation of Non-GAAP financial measures
2011 2010 2009
Net Interest Income – FTE
*
$141.5 $150.5 $151.2
Noninterest Income 44.2 46.9 43.7
Total Revenue 185.7 197.4 194.9
Noninterest Expense (103.9) (105.6) (108.1)
Security (Losses) Gains (0.1) 0.3 (5.1)
Provision for Loan Losses (15.6) (29.5) (72.4)
Net Income Before Taxes 66.1 62.6 9.3
Taxes (18.8) (19.1) (1.4)
Preferred Stock Dividends/Amortization (7.6) (6.2) (5.9)
Net Income Available to Common Shareholders $ 39.7 $ 37.3 $   2.0
Diluted Earnings per Common Share $ 1.41 $ 1.34 $ 0.07

S&T Bancorp Inc

Pennsylvania
Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Crawford
Forest
Elk
Cameron
Sullivan
Wyoming
Lackawanna
Pike
Venango
Mercer
Lycoming
Clinton
Clarion
Jefferson
Clearfield
Luzerne
Monroe
Lawrence
Butler
Centre
Union
Montour
Columbia
Carbon
Armstrong
Northumberland
Snyder
Schuylkill
Northampton
Beaver
Indiana
Mifflin
Lehigh
Juniata
PITTSBURGH
Cambria
Blair
Perry
Dauphin
Lebanon
Berks
Bucks
Allegheny
Westmoreland
Huntingdon
Montgomery
Washington
Cumberland
Lancaster
Chester
PHILADELPHIA
Delaware
Bedford
Somerset
Fayette
Fulton
Franklin
Adams
York
Greene
S&T Bank Regional Footprint
S&T Bank Locations
Marcellus Shale Formation

12 Marcellus Shale Distribution

Marcellus Activity in S&T’s Market Area Permits Issued Wells Drilled 2009 283 114 2010 358 170 2011 456 213 2012 * 169 40 * January – February 2012 Source: Pennsylvania DEP 13

S&T Bancorp, Inc

Marcellus Shale... We Know the Drill.

Mineral Management: Maximize Your Returns.

S&T Wealth Management is pleased to provide an array of services designed specifically for families and groups who own Marcellus Shale gas rights.

Through our strategic alliances, S&T Wealth Management brings over 220 combined years and over 6,500 properties of oil and gas management experience, and we can put it to work for you.

Contact our Mineral Management Team for more information. We're right here in your hometown.

Rely on S&T Wealth Management to protect your assets:

- Lease offer evaluation and negotiation.
- Negotiation of surface damage rights so that you are sufficiently protected from and compensated for any damage to your property throughout the drilling process.
- Verification, monitoring, and administration of royalty payments generated by production on your property, ensuring that you are being paid what you should be paid.
- Management of lease renewal negotiations for you if your lease is approaching its expiration date.

S&T Wealth Management

800.446.0246 • stbank.com

Member of NARO

14

Quarterly Summary
2012 2011 2011
First
Quarter
Fourth
Quarter
First
Quarter
Net Income Available to Common
Shareholders
$3.5 $9.3 $4.7
Diluted Earnings per Common Share $0.12 $0.33 $0.17
Common Return on Average Assets
*
0.34% 0.91% 0.47%
Common Return on Average Equity
*
2.82% 6.41% 3.31%
Dollars in millions, except per share data
*
Annualized

Income Statement
Dollars in millions, except per share data
*
Refer to appendix for reconciliation of Non-GAAP financial measures
2012 2011 2011
First
Quarter
Fourth
Quarter
First
Quarter
Net Interest Income – FTE
*
$34.5 $35.1 $35.9
Noninterest Income 12.2 11.6 11.0
Total Revenue 46.7 46.7 46.9
Noninterest Expense (32.7) (26.7) (27.5)
Security Gains 0.8 - -
Provision for Loan Losses (9.3) (2.3) (10.6)
Net Income Before Taxes 5.5 17.7 8.8
Taxes (2.0) (5.5) (2.5)
Preferred Stock Dividends/Amortization - (2.9) (1.6)
Net Income Available to Common
Shareholders $ 3.5 $9.3 $4.7
Diluted Earnings per Common Share $ 0.12 $0.33 $0.17

Balance Sheet
Dollars in millions
Mar. 31,
2012
Dec. 31,
2011
Mar. 31,
2011
Securities $383 $376 $353
Interest Bearing Balances 333 209 59
Loans, Net 3,154 3,084 3,243
Other 461 451 435
Total Assets $4,331 $4,120 $4,090
Deposits $3,522 $3,336 $3,306
Borrowings 238 228 158
Other Liabilities 67 65 46
Equity 504 491 580
Total Liabilities & Equity $4,331 $4,120 $4,090

Loan Portfolio
Dollars in millions
Mar. 31,
2012
Dec. 31,
2011
Mar. 31,
2011
Consumer
Home Equity     $   442 $   411 $   436
Residential Mortgage 383 359 343
Installment and Other Consumer 82 67 71
Construction 2 3 4
Total Consumer 909 840 854
Commercial
Commercial Real Estate 1,417 1,415 1,489
Commercial & Industrial 703 686 714
Construction 169 189 245
Total Commercial 2,289 2,290 2,448
Total Portfolio Loans 3,198 3,130 3,302
Total Loans Held for Sale 3 3 2
Total Loans $3,201 $3,133 $ 3,304

Asset Quality
*
YTD March 31, 2012 annualized
Mar. 31, December 31,
2012 2011 2010 2009 2008
Nonperforming Loans / Total Loans
2.01% 1.79% 1.90% 2.67% 1.19%
Nonperforming Assets / Total Loans Plus
OREO
2.12 1.92 2.07 2.80 1.21
Net Charge-offs / Average Loans
1.32
*
0.56 1.11 1.60 0.31
Loan Loss Reserve / Total Loans
1.49 1.56 1.53 1.75 1.20
Loan Loss Reserve / Nonperforming Loans
74 87 80 66 101

Nonperforming Loans
81 2.30 52.5
Total Commercial
17 6.78 11.4
Construction
13 1.18 8.3
Commercial & Industrial
51 2.32
32.8
Commercial Real Estate
Commercial
19 1.32
12.0
Total Consumer
- 8.19
0.2
Construction
- -
-
Installment and Other Consumer
13 2.16 8.3
Residential Mortgage
6 0.79 $    3.5
Home Equity
% of
Total NPL
Consumer
% NPL
Mar. 31,
2012
Total Nonperforming Loans
100 2.02 $  64.5
Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are 90 days or more past due.
Dollars in millions
Specific reserves $6.0
USDA Guarantee $3.5

Construction & CRE by Type
Type
Mar. 31,
2012
% of Total
Mar. 31,
2011 Change
Retail/Strip Malls $   290 18 $   297 $(7)
Offices 203 13 226 (23)
Hotels 195 12 195 -
Residential Rental Properties 183 12 238 (55)
Healthcare/Education 104 7 108 (4)
Manuf/Industrial/Warehouse 102 6 118 (16)
RE Develop – CL 95 6 93 2
Flex/Mixed Used 90 6 113 (23)
RE Develop – Residential 55 3 82 (27)
Miscellaneous 269 17  264 5
Total $1,586 100 $1,734 ($148)
Dollars in millions

Construction & CRE – NPL by Type
Type
Mar. 31,
2012 % NPL
% of
Total NPL
Retail/Strip Malls $ 3.3 1.12 8
Offices 4.0 1.95 9
Hotels 0.7 0.36 2
Residential Rental Properties 3.6 1.97 8
Healthcare/Education 0.6 0.57 1
Manuf/Industrial/Warehouse 4.6 4.50 10
RE Develop – CL 2.8 2.93 6
Flex/Mixed Used - - -
RE Develop – Residential 8.8 16.18 20
Miscellaneous 15.9 5.91 36
Total $44.3 2.79 100
Dollars in millions

Net Interest Margin
2012 2011 2011
First
Quarter
Fourth
Quarter
First
Quarter
Securities - FTE 3.29% 3.36% 3.53%
Interest Bearing Balances-FTE 0.20 0.28 0.23
Loans - FTE 4.74 4.83 4.92
Total Earning Assets 4.31 4.45 4.72
Deposits 0.75 0.83 0.97
Borrowings 1.82 2.43 3.14
Total Costing Liabilities 0.84 0.93 1.10
Net Interest Margin – FTE
*
3.69 3.79 3.92
*
Refer to appendix for reconciliation of Non-GAAP financial measures

Noninterest Income
Dollars in millions
2012 2011 2011
First
Quarter
Fourth
Quarter
First
Quarter
Community Banking $ 5.8 $  6.1 $  5.6
Wealth Management 2.4 2.0 2.1
Insurance 2.2 1.8 2.1
Letters of Credit / Loan 0.7 0.6 0.5
Mortgage Banking 0.7 0.8 0.6
Other 0.4 0.3 0.1
Total $12.2 $11.6 $11.0

Securities
Mar. 31,
2012
Dec. 31,
2011
Mar. 31,
2011
Agencies $160 $143 $125
Agency CMO 59 65 74
Agency MBS 46 49 59
Municipals 87 89 62
Equities 12 12 12
FHLB Stock 19 18 21
Total   $383 $376 $353
All securities are classified as available-for sale
Dollars in millions

Deposits
Dollars in millions
Mar. 31,
2012
Dec. 31,
2011
Mar. 31,
2011
Noninterest-bearing Demand $ 860 $ 819 $ 803
Interest-bearing Demand 306 283 286
Money Market 291 278 241
Savings 883 803 755
Certificates of Deposit < $100K 807 795 781
Certificates Of Deposit > $100K 375 358 440
Total   $3,522 $3,336 $3,306

Capital Ratios
Mar. 31,
2012
Dec. 31,
2011
Mar. 31,
2011
**
Well-
Capitalized
Leverage 9.20% 9.17% 11.19% 5.00%
Tier 1 – Risk-Based Capital 11.62 11.63 13.54 6.00
Total – Risk-Based Capital 15.14 15.20 16.99 10.00
Tangible Common Equity /
Tangible Assets
*
7.87 8.09 7.70 NA
**
Includes CPP of $108.7 million
*
Refer to appendix for reconciliation of Non-GAAP financial measures

S&T Bancorp, Inc

THE S&T ROAD MAP:
Collaborating Around The Customer

OPERATIONS
MARKETS
DELIVERY CHANNELS
RISK MANAGEMENT
Brand
Brand
Brand
Brand
TRANSACTION
CREDIT
INSURANCE
INVESTMENT
Customer value proposition

28

2011 2010 2009
Interest Income per Consolidated Statements of Income $165.1 $180.4 $195.1
Adjustment to Fully Taxable-equivalent Basis 4.1 4.7 5.2
Interest Income Adjusted to Fully Taxable-equivalent Basis 169.2 185.1 200.3
Interest Expense per Consolidated Statements of Income 27.7 34.6 49.1
Net Interest Income Adjusted to Fully Taxable-
equivalent Basis (non-GAAP) $141.5 $150.5 $151.2
APPENDIX – Non-GAAP Measures
Dollars in millions

2012 2011 2011
First
Quarter
Fourth
Quarter
First
Quarter
Interest Income per Consolidated Statements of Income $39.1 $40.2 $44.2
Adjustment to Fully Taxable-equivalent Basis 1.2 1.1 1.0
Interest Income Adjusted to Fully Taxable-equivalent Basis 40.3 41.3 43.2
Interest Expense per Consolidated Statements of Income 5.8 6.2 7.3
Net Interest Income Adjusted to Fully Taxable-
equivalent Basis (non-GAAP) $34.5 $35.1 $35.9
APPENDIX – Non-GAAP Measures
Dollars in millions

Mar. 31
2012
Dec. 31,
2011
Mar. 31,
2011
Tangible Common Equity/Tangible Assets
Common Equity/Assets (GAAP Basis) 11.65% 11.91% 11.58%
Effect of Excluding Intangible Assets -3.78% -3.82% -3.88%
Tangible Common Equity/Tangible Assets 7.87% 8.09% 7.70%
APPENDIX – Non-GAAP Measures /cont./
Dollars in millions